UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010 (December 7, 2010)

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Spring Lane, Suite 300, PO Box 1990, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2010, the Board of Directors of NTELOS Holdings Corp. (the “Company”) approved a proposed plan to separate its wireless and wireline businesses (the “Separation”) by spinning off its wireline business into a separate publicly traded company (“The New Wireline Company”).

On December 7, 2010, in connection with the Separation and after considering retention program design alternatives prepared by an independent compensation consultant, the Company’s Compensation Committee approved a Key Employee Retention Plan (“KERP”), which includes the following agreements with the Company’s named executive officers:

The Compensation Committee approved the grant of restricted stock awards for the following named executive officers: James A. Hyde, 38,179 shares; Michael B. Moneymaker, 13,546 shares; Conrad J. Hunter, 11,778 shares; Frank L. Berry, 7,996 shares; and Mary McDermott, 6,129 shares. The restricted stock awards vest upon the earlier of the second anniversary of the consummation of the Separation or the fourth anniversary of the award grant date. For Messrs. Hyde and Moneymaker, 13,280 and 4,712 of their restricted stock awards, respectively, are subject to additional performance vesting provisions tied to achievements under the 2011 Team Incentive Plan for each of the Company’s wireless and wireline businesses which need to be met in order to vest and which could result in the forfeiture of certain shares, or the issuance of more shares, of restricted stock.

As a Separation incentive bonus, the Compensation Committee approved the grant of additional restricted stock awards for Mr. Hyde and Mr. Moneymaker in the amount of 16,599 and 9,815 shares, respectively (the “Separation Incentive Awards”). These restricted stock awards vest upon the first anniversary of the consummation of the Separation.

The Compensation Committee approved new employment agreements with each of the Company’s named executive officers that extended the terms of the named executive officers’ prior employment agreements to December 31, 2012 (other than the employment agreements of Mr. Hyde and Mr. Hunter the terms of which were previously December 31, 2012). The employment agreements automatically extend from year to year thereafter, unless notice of termination is previously provided. Otherwise, the new employment agreements are substantially similar to the prior employment agreements, the terms of which have been disclosed in prior Company filings with the Securities and Exchange Commission. The Company’s new employment agreements with each of Mr. Hyde and Mr. Moneymaker further provide that the Board of Directors has discretion following consummation of the Separation to grant these officers an additional Separation incentive bonus in the form of a restricted stock award in an amount up to 16,599 and 9,815 shares, respectively, which restricted stock awards, if granted, would have the same terms as the Separation Incentive Awards. The Company’s employment agreement with Mr. Hyde also provides that upon termination of his employment agreement with The New Wireline Company (discussed below), in his continued role as CEO of the Company Mr. Hyde will be awarded additional grants of stock options and restricted stock awards, each with a value of $500,000. These awards will vest at a rate of 20% per year commencing on the first anniversary date of the award. The Company’s employment agreement with Mr. Moneymaker also provides that it is the current intention of the Board of Directors that Mr. Moneymaker will be appointed to the Company’s Board of Directors as of the effective date of the Separation.

The Compensation Committee also approved an employment agreement with Mr. Hyde to serve as CEO and President of The New Wireline Company for an initial term of six months from the consummation of the Separation, subject to renewal as provided in the employment agreement, at a salary of $400,000 for each six month term payable as provided in the employment agreement. The employment agreement further provides that it is the intention of the Board of Directors that Mr. Hyde serve on the Board of Directors of The New Wireline Company.

Copies of the awards and agreements described above are attached hereto as Exhibits and are incorporated by reference herein. The descriptions of these awards and agreements are not complete and are qualified in their entirety by reference to the full text of the awards and agreements set forth in the Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Grant Award, dated December 7, 2010, for James A. Hyde and Michael B. Moneymaker

10.2	Form of Restricted Stock Grant Award, dated December 7, 2010, for Conrad J. Hunter, Frank L. Berry and Mary McDermott

10.3	Form of Separation Incentive Restricted Stock Grant Award, dated December 7, 2010, for James A. Hyde and Michael B. Moneymaker

10.4	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and James A. Hyde

10.5	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Michael B. Moneymaker

10.6	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Conrad J. Hunter

10.7	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Frank L. Berry

10.8	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Mary McDermott

10.9	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and James A. Hyde relating to The New Wireline Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2010

NTELOS HOLDINGS CORP.

By:	/S/ MICHAEL B. MONEYMAKER
Michael B. Moneymaker
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Grant Award, dated December 7, 2010, for James A. Hyde and Michael B. Moneymaker

10.2	Form of Restricted Stock Grant Award, dated December 7, 2010, for Conrad J. Hunter, Frank L. Berry and Mary McDermott

10.3	Form of Separation Incentive Restricted Stock Grant Award, dated December 7, 2010, for James A. Hyde and Michael B. Moneymaker

10.4	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and James A. Hyde

10.5	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Michael B. Moneymaker

10.6	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Conrad J. Hunter

10.7	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Frank L. Berry

10.8	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and Mary McDermott

10.9	Employment Agreement, dated December 7, 2010, between NTELOS Holdings Corp. and James A. Hyde relating to The New Wireline Company

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